UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5983

New Germany Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The New Germany Fund, Inc. is a non-diversified, actively-managed closed-end Fund listed on the New York Stock Exchange with the symbol "GF." The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 212-454-6266 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Website: www.newgermanyfund.com.

There are three closed-end Funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in European countries that utilize the Euro currency.

•  The New Germany Fund, Inc.—investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.—investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 212-454-6266 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility.

20958

The New Germany Fund, Inc.

Semi-Annual Report

June 30, 2007

The New Germany
Fund, Inc.

LETTER TO THE SHAREHOLDERS

German equity markets had a strong second quarter due to ongoing merger and acquisition (M&A) activity and speculation, an encouraging earnings reporting season and an unexpectedly solid German economy. The blue chip DAX index gained 17.2%, surpassing the 8,000 level for the first time since March 2000, while the MidCap Market Performance Index increased by 9.8%, reaching a new all-time high.1 The first quarter earnings season for German companies surpassed even the most optimistic expectations and laid the foundation for strong stock market performance. In addition, the German economy delivered surprisingly strong growth numbers despite the value added tax (VAT) increase at the beginning of the year, while a moderate wage agreement in the German metal industry calmed fears of large wage increases. The fresh economic optimism resulted in significantly higher bond yields, which reached five-year-highs in both the Eurozone2 and the United States. Macroeconomic data clearly pointed to a growth re-acceleration in the US during the second quarter. Meanwhile, the European Central Bank (ECB) hiked interest rates by 25 basis points and signalled a further tightening.

Over the course of the second quarter, cyclical sectors outperformed. Industrial and materials sectors had above-average performance with companies such as K+S AG, Norddeutsche Affinerie, Wacker Chemie and Salzgitter amongst the strongest stocks in the MidCap sector. Within the technology sector, alternative energy companies such as Q-Cells, Solarworld, Ersol Solar and Nordex showed strong performance, supported by a rising oil price. Interest rate-sensitive sectors like financial services, construction and property had weaker performance than the overall market, as witnessed by the poor share price performance of stocks like Patrizia Immobilien, Gagfah, IVG Immobilien and Bilfinger Berger.

For the six months ended June 30, 2007, the New Germany Fund's total return was 24.63% based on net asset value and 25.05% based on share price. During the same period, the total return of the Fund's benchmark, the Midcap Market Performance Index, was 21.41%.

During the second quarter, we increased the Fund's position in the consumer discretionary sector by initiating a position in ElringKlinger, a German manufacturer and distributor of engine parts and motor testing services. The company is the European market leader and number three worldwide in engine gaskets. With a 60% market share of the European diesel engine market, ElringKlinger could profit from the increased trend toward diesel cars in Europe. In the financials sector, we sold the Fund's position in Aareal Bank, which specializes in structured real estate finance. Due to the stressed US sub prime market and rising interest rates, we expect negative sentiment for real estate markets and stocks. In addition, we reduced the Fund's position in IVG Immobilien, a German real estate manager and owner, on valuation concerns, and the Fund's position in Hannover Rueckversicherungs AG, the fourth biggest reinsurance company in the world, due to t he upcoming volatile hurricane season which may burden share price performance. Meanwhile, our overweight position in MPC, which provides investment services to private clients in Europe, contributed positively to the Fund's performance as strong demand for the company's products led to impressive results in the first quarter.3 Our overweight of the Fund in the healthcare sector remained unchanged during the second quarter, although we sold the Fund's position in the pharmaceutical and chemical company Merck KGaA, which became a member of the blue chip DAX index. We increased our weight in the material sector by adding to several existing positions and by initiating a small position in Steico. Despite a strong rally in this sector, the multiples paid for companies in this area are still reasonable and growing revenues and

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.newgermanyfund.com

LETTER TO THE SHAREHOLDERS (continued)

profits in this stage of the economic cycle are still positive for our positions. Our long-term holding in K+S AG, the manufacturer and marketer of commercial salt products and fertilizers, contributed positively to fund performance, as the shares rallied to a record high based on rising grain prices and potash selling prices. Salzgitter AG, which produces and trades a wide range of steel products and tubes, also contributed positively to the fund's performance as first quarter results significantly exceeded market expectations. The company is a beneficiary of European and global energy infrastructure investments as well as German construction activity. We also increased the Fund's position in Wacker Chemie, a specialty chemical company with exposure to the high-growth solar and semiconductor markets. During the second quarter, management confirmed a convincing set of first quarter results and announced plans to expand its polysilicon produc tion capacity 48% by the end of 2009. Our underweight position in Norddeutsche Affinerie, an operator of copper smelting and refining facilities, was a drag on the fund's performance as the shares outperformed our benchmark due to M&A rumours and high copper prices. We increased our overweight in the industrial sector by initiating positions in Kloeckner & Co and Gerresheimer and by increasing our positions in Rheinmetall, GEA and SGL Carbon. SGL Carbon is one of the world's leading manufacturers of carbon-based products and was the leading contributor to performance in this sector. Their product portfolio ranges from carbon and graphite products to carbon fibers and other composites.

The Fund's discount to net asset value averaged 8.32% for the six months ending June 30, 2007, compared with 8.97% for the same period last year.

Following the Interview with the Lead Portfolio Manager, which was conducted at the end of June 2007, there have been some notable market developments. We will address these developments in the next reporting period.

1  DAX is the total rate of return index of 30 selected German blue chips stocks traded on the Frankfurt stock exchange TecDAX is a total return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Midcap Market Performance Index is a total return index that is composed of various MDAX and TecDAX issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment. MDAX is a total rate of return index of 50 mid-cap issues that rank below the DAX. DAX is the total rate of return index of 30 selected German blue chips stocks traded on the Frankfurt stock exchange TecDAX is a total return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2  The Eurozone refers to the European Union member states that have adopted the euro currency union.

3  "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Sincerely,

Christian Strenger Chairman	Ralf Oberbannscheidt Lead Portfolio Manager	Michael G. Clark President and Chief Executive Officer

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.newgermanyfund.com

FUND HISTORY AS OF JUNE 30, 2007

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment returns and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.newgermanyfund.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the six months period June 30,		For the years ended December 31,
	2007(b)		2006		2005		2004		2003		2002
Net Asset Value(a)	24.63%		43.94%		13.68%		24.44%		93.07%		(39.60)%
Market Value(a)	25.05%		44.13%		18.94%		30.50%		102.42%		(39.52)%
Benchmark	21.41	%(1)	42.51	%(1)	14.17	%(1)	23.46	%(1)	78.56	%(2)	(37.58	)%(3)

  (a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

  (b)  Total returns shown for the six month period are not annualized

(1)  Represents the Midcap Market Performance Index.***

(2)  Represents an arithmetic composite consisting of 75% MDAX*/25% NEMAX 50** from 1/1/03–3/31/03 and 100% Midcap Market Performance Index from 4/1/03–12/31/03.

(3)  Represents 60% MDAX/40% NEMAX 50 for 1/1/02–8/31/02 and 75% MDAX/25% NEMAX 50 for 9/1/02–12/31/02.

    *  MDAX is a total rate of return index of 50 mid-cap issues that rank below the DAX. DAX is the total rate of return index of 30 selected German blue chips stocks traded on the Frankfurt stock exchange.

 **  NEMAX 50 is comprised of the 50 largest technology issues from the Prime Segment that are ranked below the DAX.

 ***  Midcap Market Performance Index is a total return index that is composed of various MDAX and TecDAX**** issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment.

****  TecDax is a total return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investments in funds involve risk including the loss of principal.

This Fund is not diversified and primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund has elected to not be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz). As a result German investors in the Fund may be subject to less favorable lump-sum taxation under German law.

FUND HISTORY AS OF JUNE 30, 2007 (continued)

STATISTICS:

Net Assets	$486,375,362
Shares Outstanding	24,804,698
NAV Per Share	$19.61

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	LT Capital Gains	Total
05/03/07	05/15/07	$0.340	$—	$0.340
12/21/06	12/28/06	$0.055	$—	$0.055
05/05/06	05/15/06	$0.150	$—	$0.150
12/22/05	12/30/05	$0.410	$—	$0.410
05/19/05	05/27/05	$0.140	$—	$0.140
12/22/04	12/31/04	$0.230	$—	$0.230
05/06/04	05/14/04	$0.050	$—	$0.050
12/22/03	12/31/03	$0.022	$—	$0.022
07/24/03	07/30/03	$0.003	$—	$0.003
11/20/00	11/29/00	$0.010	$1.30	$1.310
09/01/00	09/15/00	$0.070	$0.35	$0.420

OTHER INFORMATION:

NYSE Ticker Symbol	GF
NASDAQ Symbol	XGFNX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (6/30/07)*	1.13%

*  Represents expense ratio before custody credits. Please see "Financial Highlights" section of this report.

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2007 (As % of Portfolio's Assets)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2007 (As a % of Portfolio's Assets)

1.	Salzgitter	4.8
2.	Fresenius	4.7
3.	K + S	4.3
4.	SGL Carbon	4.0
5.	GEA Group	3.7
6.	Software	3.4
7.	Bilfinger Berger	3.3
8.	EADS	3.2
9.	Lanxess	3.1
10.	Rheinmetall	3.0

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — Ralf Oberbannscheidt

Question: How has the weaker US dollar impacted German companies?

Answer: The euro has strengthened on the belief that the economies in Europe are turning around and that interest rates will increase further. The impact of this change is something we monitor on a company-by-company level: what is the exposure to exchange rates between the US dollar, euro and yen? German companies are increasingly global companies — many of the blue-chip companies have as much as 60% of their business (in terms of revenues and profits) outside of Europe, and the midcap companies are also becoming more global. As part of our focused bottom-up investment approach, we talk to management to understand where the risks lie within their businesses and divisions. In addition, companies are becoming more savvy in currency risk management and there are more financial instruments available to hedge not just for a few months, but for a couple of years.

Question: How is the German consumer holding up following the value added tax (VAT) increase implemented earlier this year? Have any consumer-related companies suffered as a result of any decrease in consumer demand?

Answer: We believe German consumption is actually set to improve over the next several quarters, helped by increased employment, higher wages, and higher real disposable income. After years of stagnant employment, Germany witnessed a 1.5% increase in employment during the first quarter of 2007, and this trend is expected to continue into next year. Disposable income is expected to climb 2% in 2007 and increase even more strongly in 2008, though this will be somewhat offset by the impact of the VAT increase and the need for increased savings to fund the retirement of Germany's aging population. We are constantly looking for investment opportunities within Germany that are beneficiaries of higher consumption levels. Although the domestic economic environment is currently supportive of improved private consumption, it is important to keep in mind that German c ompanies are more global now, and any downturn in the global economy could have a negative impact on German companies and have spillover effects into the German economy.

Question: What has been driving the recent pick-up in merger and acquisition (M&A) activity and how is it impacting German companies?

Answer: Right now, investors are placing a premium on companies that grow via acquisition, achieving larger scale or synergies. Companies have the cash on their balance sheets to go out and find these opportunities. It is interesting that Germany has not seen that many mergers and acquisitions, while there have been a number of deals in France and the U.K. It is not clear why M&A activity has lagged in Germany, because German corporate governance is not that different from other countries, and would not necessarily impede any transaction. We expect to see a continuation of the M&A trend in Europe and expect that Germany will also see the effects of this trend, but this is not the basis for our investment process. History has shown portfolio management cannot always perform by buying stocks for takeover speculation and premiums. However, there are se veral examples this year of how stocks can react (or over-react) to speculation about takeovers, so we cannot ignore the news flow on potential M&A deals related to stocks in the fund. We continue to invest in companies with solid balance sheets and good growth stories, but we also look at how valuations are impacted by M&A speculation across the target's peer group.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

ECONOMIC OUTLOOK

The rise in bond yields at the beginning of June added to the uncertainty about the direction of interest rates and the implication for stock markets has become the primary focus of investors. Arguably, it is not so much inflation fears, but rather the realisation that economic growth is stronger than expected globally that drove the increase. In our view, while the direction of real interest rates is relevant as a determinant for the valuation multiple of equities, the strength in earnings growth should be more important, given the relative valuation cushion equities still enjoy versus other asset classes, notably bonds. On the growth prospects for earnings, however, we are not too worried as our optimistic view of a benign business environment against a globally robust economic backdrop still holds: the US economy is moving along in a moderate slowdown with a rising prospect of re-accelerating growth later in the year while Europe's growth dynamics continue to surprise investors.

That said, we would expect to see higher volatility levels in stock markets going forward as the cycle is getting more mature and uncertainties grow larger. In particular, the market continues to closely monitor developments in the sub-prime mortgage market for signs of any spillover to other segments of the economy. For German small and mid caps, we have greater confidence that high single-digit or even low double-digit earnings growth should be achievable in 2007 as economic growth could be stronger than expected. Recently, German gross domestic product (GDP) growth surprised on the upside, and economists have also turned more positive towards the German macroeconomic prospects. The European Central Bank (ECB) raised interest rates twice during the first half of 2007, ending June at 4.0%. Inflation is stable at 1.9%, in line with the ECB's definition of price stability. German consumer confidence remains robust and the labor market is rema rkably strong — the German economy has added more than one million jobs during the current cycle.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (unaudited)

Shares	Description	Value(a)
INVESTMENTS IN GERMAN SECURITIES – 92.1%
	COMMON STOCKS – 82.0%
	AGRICULTURAL PRODUCT – 0.7%
20,000	KWS SaaT	$3,484,032
	AEROSPACE & DEFENSE – 1.8%
135,000	MTU Aero Engines Holding†	8,794,345
	BIOTECHNOLOGY – 0.9%
160,000	GPC Biotech*†	4,578,396
	BUILDING PRODUCTS – 1.1%
75,000	Kloeckner & Co.	5,453,928
	CHEMICALS – 13.7%
505,000	GEA Group†	17,601,181
135,200	K + S†	20,824,400
270,000	Lanxess	15,087,479
55,000	Wacker Chemie	12,997,600
		66,510,660
	CONSTRUCTION & ENGINEERING – 3.2%
177,200	Bilfinger Berger†	15,757,304
	CONSTRUCTION MATERIALS – 2.5%
70,000	Demag Cranes†	4,674,410
70,000	Hochtief	7,627,464
		12,301,874
	CONTAINERS & PACKAGING – 0.6%
370,000	Max Automation	2,798,029
	DIVERSIFIED FINANCIALS – 1.4%
55,000	MPC Muenchmeyer Petersen Capital†	5,633,531
20,000	Sixt†	1,225,623
		6,859,154
	DIVERSIFIED TELECOMMUNICATION SERVICES – 2.3%
255,000	Freenet†	8,316,101
450,000	QSC*†	2,916,864
		11,232,965
	ELECTRICAL EQUIPMENT – 10.4%
145,000	Nordex*†	5,651,019
130,000	Q-Cells*†	11,268,683
460,000	SGL Carbon†	19,101,408

Shares	Description	Value(a)
264,000	Solarworld†	$12,192,492
98,950	Steico*	2,438,603
		50,652,205
	ELECTRONIC EQUIPMENT & INSTRUMENTS – 4.1%
242,720	Kontron†	4,588,767
371,600	Suess MicroTec*†	4,340,645
120,000	Wincor Nixdorf	11,148,902
		20,078,314
	HEALTHCARE PROVIDERS & SERVICES – 1.4%
116,000	Rhoen-Klinikum†	7,013,059
	HOUSEHOLD PRODUCTS – 1.5%
99,483	Beiersdorf*†	7,098,623
	INSURANCE – 1.0%
100,000	Hannover Rückversicherungs	4,854,688
	INTERNET SOFTWARE & SERVICES – 2.7%
620,000	United Internet†	12,952,227
	LIFE INSURANCE – 1.3%
42,000	AMB Generali Holding*†	6,421,476
	MACHINERY – 12.6%
75,000	Heidelberger Druckmaschinen†	3,638,990
150,000	Kuka†	5,128,819
38,000	Krones†	8,846,740
65,234	Pfeiffer Vacuum Technology†	6,276,555
151,709	Rheinmetall†	14,131,783
120,000	Salzgitter†	23,252,268
		61,275,155
	MOTOR PARTS & EQUIPMENT – 0.5%
24,300	Elringklinger	2,216,634
	MULTILINE RETAIL – 1.8%
134,625	Douglas Holding†	8,768,098
	PHARMACEUTICALS – 4.9%
216,000	Celesio†	14,041,783
73,665	Gerresheimer*	3,780,134
95,000	Stada Arzneimittel†	6,060,325
		23,882,242
	REAL ESTATE – 3.6%
60,000	Deutsche Euroshop†	4,253,760
230,000	IVG Immobilien†	8,985,427
19,000	Interhyp	2,065,437

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (unaudited) (continued)

Shares	Description	Value(a)
400,000	RCM Beteiligungs*	$2,171,443
		17,476,067
	SOFTWARE – 3.3%
165,000	Software†	16,120,738
	SPECIALTY RETAIL – 1.9%
139,000	Hugo Boss Ag - Ord†	9,101,845
	TEXTILES, APPAREL & LUXURY GOODS – 2.8%
30,500	Puma*	13,600,013
	Total Common Stocks (cost $215,889,212)	399,282,071
	PREFERRED STOCKS – 10.1%
	DIVERSIFIED FINANCIALS – 0.3%
32,600	Sixt†	1,417,542
	ELECTRICAL EQUIPMENT – 2.5%
202,050	Sartorius†	12,278,174
	HEALTHCARE PROVIDERS & SERVICES – 4.6%
296,062	Fresenius*†	22,528,850
	MEDIA – 2.7%
333,400	Prosieben Sat.1 Media†	13,182,540
	Total Preferred Stocks (cost $19,025,401)	49,407,106
	Total Investments in German Securities (cost $234,914,613)	448,689,177
INVESTMENTS IN DUTCH COMMON STOCKS – 3.6%
	AEROSPACE & DEFENSE – 3.6%
475,000	EADS†	15,471,533
120,000	Qiagen*	2,155,238
	Total Investments in Dutch Common Stocks (cost $6,312,203)	17,626,771

Shares	Description	Value(a)
INVESTMENTS IN IRISH COMMON STOCKS – 1.8%
	DIVERSIFIED FINANCIAL SERVICES – 1.8%
480,000	Depfa Bank (cost $2,270,468)	$8,491,315
INVESTMENTS IN FRANCE COMMON STOCKS – 0.5%
	DIVERSIFIED FINANCIAL SERVICES – 0.5%
70,000	Business & Decision* (cost $1,807,874)	2,223,299
	Total Investment in Common and Preferred Stocks – (cost $245,305,157)	477,030,562
SECURITIES LENDING COLLATERAL – 8.7%
42,395,744	Daily Assets Fund Institutional, 5.36%†† (cost $42,395,744)	42,395,744
	Total Investments – 106.8% (cost $287,700,901)	519,426,306
	Liabilities in excess of cash and other assets – (6.8)%	(33,050,944)
	NET ASSETS–100.0%	$486,375,362

*  Non-income producing security.

†  All or a portion of these securities were on loan. The value of all securities loaned at June 30, 2007 amounted to $40,433,790 which is 8.3% of the net assets.

††  Represents collateral held in connection with securities lending. Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management America Inc. The rate shown is the annualized seven-day yield at period end.

(a)  Values stated in US dollars.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007 (unaudited)

ASSETS
Investments in securities, at value, (cost $245,305,157) — including $40,433,790 of securities loaned	$477,030,562
Investment in Daily Assets Fund Institutional (cost $42,395,744)*	42,395,744
Cash and foreign currency (cost $12,765,468)	12,927,322
Receivable for investments sold	7,332,680
Dividends receivable	92,819
Interest receivable	15,341
Foreign withholding tax refund receivable	32,709
Due from insurance provider	414,151
Other assets	80,055
Total assets	540,321,383
LIABILITIES
Payables for securities purchased	10,651,259
Payable upon return of securities loaned	42,395,744
Management fee payable	214,827
Investment advisory fee payable	101,043
Payable for Directors' fees and expenses	30,760
Accrued expenses	552,388
Total liabilities	53,946,021
NET ASSETS	$486,375,362
Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares)	$432,297,808
Cost of 9,944,643 shares held in Treasury	(95,213,277)
Distributions in excess of net investment income	(6,088,236)
Accumulated net realized loss on investments and foreign currency transactions	(76,493,582)
Net unrealized appreciation of investments and foreign currency transactions	231,872,649
Net assets	$486,375,362
Net asset value per share ($486,375,362 ÷ 24,804,698 shares of common stock issued and outstanding)	$19.61

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF OPERATIONS (unaudited)

For the six months ended June 30, 2007
NET INVESTMENT INCOME
Investment Income
Dividends (net of foreign withholding taxes of $890,612)	$5,072,145
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	498,806
Interest	94,063
Total investment income	5,665,014
Expenses
Management fee	1,257,175
Investment advisory fee	598,492
Custodian fee	130,274
Services to shareholders	15,496
Reports to shareholders and shareholder meetings	251,240
Directors' fees and expenses	97,870
Audit fee	26,491
NYSE listing fee	16,655
Miscellaneous	91,074
Total expenses before custody credits	2,484,767
Less: custody credits*	(1,685)
Net expenses	2,483,082
Net investment income (loss)	3,181,932
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	35,200,337
Foreign currency transactions	107,117
Net unrealized appreciation (depreciation) during the period on:
Investments	58,269,493
Translation of other assets and liabilities from foreign currency	117,451
Net gain on investments and foreign currency transactions	93,694,398
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$96,876,330

*The custody credits are attributable to interest earned on U.S. cash balances held on deposit at the custodian.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2007 (unaudited)	For the year ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$3,181,932	$1,059,769
Net realized gain on:
Investments	35,200,337	47,015,213
Foreign currency transactions	107,117	662,679
Net unrealized appreciation (depreciation) on investment transactions during the period on:
Investments	58,269,493	74,232,326
Translation of other assets and liabilities from foreign currency	117,451	29,997
Net increase in net assets resulting from operations	96,876,330	122,999,984
Distributions to shareholders from:
Net investment income	(8,433,597)	(5,084,963)
Capital share transactions:
Cost of shares repurchased (0 and 155,500 shares, respectively)	—	1,807,438
Net decrease in net assets from capital share transactions	—	1,807,438
Total increase in net assets	88,442,733	116,107,583
NET ASSETS
Beginning of year	397,932,629	281,825,046
End of year (including distributions in excess of net investment income of $6,088,236 and $836,571, as of June 30, 2007 and December 31, 2006, respectively)	$486,375,362	$397,932,629

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six months ended June 30,		For the years ended December 31,
	2007 (unaudited)		2006	2005		2004		2003	2002
Per share operating performance:
Net asset value:
Beginning of year	$16.04		$11.29	$10.51		$8.72		$4.53	$7.50
Net investment income (loss)	.13		.04 (a)	(.01	)(a)	(.01	)(a)	—	(.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.78		4.91	1.32		2.00		4.17	(2.97)
Increase (decrease) from investment operations	3.91		4.95	1.31		1.99		4.17	(3.00)
Increase resulting from share repurchases	—		.01	.04		.08		.05	.03
Distributions from net investment income	(.34)		(.21)	(.55)		(.28)		(.03)	—
Dilution in net asset value from dividend reinvestment	—		—	(.02)		.00	(b)	.00 (b)	—
Net asset value:
End of year	$19.61		$16.04	$11.29		$10.51		$8.72	$4.53
Market value:
End of year	$17.75		$14.47	$10.19		$9.05		$7.16	$3.55
Total investment return for the period†:
Based upon market value	25.05	%***	44.13%	18.94%		30.50%		102.42%	(39.52)%
Based upon net asset value	24.63	%***	43.94%	13.68%		24.44%		93.07%	(39.60)%
Ratio to average net assets:
Total expenses before custody credits*	1.13	%**	1.30%	1.64%		1.24%		1.40%	1.48%
Net investment income (loss)	.72	%****	.31%	(.07)%		(.08)%		.05%	(.46)%
Portfolio turnover	20.18	%***	45.46%	51.70%		58.42%		86.07%	98.55%
Net assets at end of year (000's omitted)	$486,375		$397,933	$281,825		$265,810		$230,587	$124,504

 (a) Based on average shares outstanding during the period.

 (b) Amount is less than $.005 per share.

  †  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

  *  The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.13%, 1.24%, 1.63%, 1.24%, 1.39%, and 1.47% for 2007, 2006, 2005, 2004, 2003 and 2002, respectively

  **  Annualized

  ***  Not Annualized

  ****  Not Annualized. The ratio for the six months ended June 30, 2007 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 a.m., New York time.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

In September 2006, The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of June 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending: The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to or greater than the "Margin Percentage" to the value of the securities loaned. "Margin Percentage" shall mean (i) for collateral which is denominated in the same currency as the loaned securities, 102%, and (ii) for collateral which is denominated in a currency different from that of the loaned security, 105%. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemp tive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management fee (.04% annual effective rate as of June 30, 2007) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent, and a portion of the interest that is paid to the borrower of the securities. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Euros and other foreign currency amounts are translated into United States dollars at the 11:00 a.m. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective settlement dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (unaudited) (continued)

separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

At June 30, 2007, the exchange rate was Euro .7405 to US $1.00.

Futures Contracts: A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

The cost of investments at June 30, 2007 was $295,836,274 for United States Federal income tax purposes. Accordingly, as of June 30, 2007, net unrealized appreciation of investments aggregated $223,590,032, of which $225,383,208 and $1,793,176 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2006 of approximately $111,588,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($23,349,000) and December 31, 2010 ($88,239,000), whichever occurs first.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (unaudited) (continued)

NOTE 2. MANAGEMENT AND INVESTMENT
ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the period ended June 30, 2007, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of .84% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3.TRANSACTIONS WITH AFFILIATES

Effective February 1, 2007, DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six month period ended June 30, 2007, the amount charged to the Fund by DWS-SISC aggregated $15,496, none of which is unpaid.

Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended June 30, 2007, Deutsche Bank AG and its affiliates received $502 in brokerage commissions.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

On July 23, 2007, the Board approved the DWS Cash Management QP Trust (the "QP Trust") as the Fund's cash-sweep vehicle. The QP Trust is an affiliated unregistered fund managed by the Investment Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2007, were $70,853,877, and $76,296,889 respectively.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (unaudited) (continued)

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL

During the period ended June 30, 2007 and the year ended December 31, 2006, the Fund purchased 0 and 155,500 of its shares of common stock on the open market at a total cost of $0 and $1,807,438, respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 0% and 10.1%, respectively.

NOTE 7. LITIGATION

On June 6, 2005, Robert H. Daniels, an alleged shareholder of the Fund, filed a putative class action complaint on behalf of all Fund shareholders against the Fund and its Directors, in the Circuit Court for Baltimore City, Maryland. This litigation arises out of an attempt in 2005 by a shareholder of the Fund to nominate and elect directors who were not qualified as Directors pursuant to the Fund's director qualification bylaw, which sets forth certain eligibility requirements for directors, including a requirement of relevant experience and country knowledge consistent with the Fund's strategy of investment in German companies. Mr. Daniels seeks declaratory and injunctive relief, as well as attorneys' fees, experts' fees and costs.

On July 12, 2005, the Fund and its Directors removed the case to the United States District Court for the District of Maryland. On August 26, 2005, the Fund and its directors filed a motion to dismiss the complaint on various grounds. On March 29, 2006, the judge denied the motion to dismiss and litigation has now moved to the document discovery and deposition stage.

On July 23, 2007, the Board of Directors approved the terms of a settlement of the civil class action Daniels vs. The New Germany Fund, Inc. et al., in the U.S. District Court for the District of Maryland. The settlement, which would dismiss the litigation without a change to the bylaw, remains subject to approval by the District Court. Pursuant to the settlement and an agreement with the shareholder group that sought to nominate competing directors in 2005 and subsequent years, the Fund would conduct an in-kind tender offer for 20% of the Fund's outstanding shares of common stock at 96% of net asset value per share. The Fund's obligation to conduct the tender offer, as well as the other terms of the settlement, wil l become effective only after formal notification of the settlement has been sent to shareholders following preliminary approval by the Court and the final judgment and order has thereafter been entered by the Court. The Fund expects to commence the tender offer as soon as practicable after the final order is upheld or no longer subject to an appeal.

THE NEW GERMANY FUND, INC.
REPORT OF STOCKHOLDERS' MEETING (unaudited)

The Annual Meeting of Stockholders of The New Germany Fund, Inc. was held on June 25, 2007. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):

1. To elect four Directors to serve for a term of three years until their successors are elected and qualify.

	Number of Votes:
Director	For	Withheld
Ambassador Richard R. Burt	15,039,780	5,217,515
Richard Karl Goeltz	15,065,069	5,192,226
Christian H. Strenger	15,047,337	5,209,958
Robert H. Wadsworth	15,050,706	5,206,589

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2007.

Number of Votes:
For	Against	Abstain
15,720,868	2,564,495	1,971,930

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies relating to its portfolio securities during the 12 month period ended June 30 is available on our web site — www.newgermanyfund.com — (click on the "proxy voting record" link in the left hand tool bar) or on the SEC's web site at www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Scudder Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

DR. FRIEDBERT MALT*

Director

ERNST-ULRICH MATZ

Director

DR. FRANK TRÖMEL

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

PETER ZÜHLSDORFF

Director

MICHAEL CLARK

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

ELISA METZGER

Chief Legal Officer

BRETT ROGERS

Chief Compliance Officer

DAVID GOLDMAN

Secretary

JOHN MILLETTE

Assistant Secretary

*  Dr. Malt was elected to Board on July 23, 2007.

49960 (8/07)

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

DWS Scudder Investments Service Company
210 W 10th Street 6th Floor
Attn Closed End Fund Area
Kansas City, MO 64105
Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or represen-tation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the Fund's Portfolio Manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accu-racy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MDAX, NEMAX 50 and Midcap Market Performance indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Copies of this report, monthly fact sheets and other information are available at:
www.newgermanyfund.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-GERMANY in the U.S. or 617-443-6918 outside of the U.S.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	0	$0.00	n/a	n/a
February 1 through February 28	0	$0.00	n/a	n/a
March 1 through March 31	0	$0.00	n/a	n/a
April 1 through April 30	0	$0.00	n/a	n/a
May 1 through May 31	0	$0.00	n/a	n/a
June 1 through June 30	0	$0.00	n/a	n/a

Total	0	$0.00	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	New Germany Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	New Germany Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 24, 2007